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                                                                 Exhibit 23.1(b)
                                                                 ---------------


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Setab Alpha, Inc.
Ballwin, Missouri



     We hereby consent to the use in the Registration Statement on Form S-4 of our report dated May 1, 1996, relating to the financial statements of Setab Alpha, Inc., which is contained in that Registration Statement.

     We also consent to the reference to us under the caption "Experts" in the Registration Statement.



                                    BDO SEIDMAN, LLP



St. Louis, Missouri
May 20, 1996